Employee Benefit Plans (Details 2) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Components of net pension cost
Service cost - benefits earned during the year	$ 1,179	$ 1,325	$ 981
Interest costs on projected benefit obligations	956	838	732
Expected return on plan assets	(1,057)	(957)	(872)
Expected administrative expenses	70	40	40
Amortization of prior service cost	79	79	79
Amortization of unrecognized net loss	0	66	0
Net periodic pension expense	$ 1,227	$ 1,391	$ 960